UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 21, 2007


                          CAPTECH FINANCIAL GROUP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                                     -------
                 (State or other jurisdiction of incorporation)

000-50057                                                 59-1019723
---------                                                 ----------
(Commission File Number)                                  (I.R.S. Employer
                                                          Identification No.)

            10200 W. 44th Avenue, Suite 210-E, Wheat Ridge, CO 80033
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 303-940-2090


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)


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[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02 Entry into a Material Definitive Agreement

On June 21, 2007, Captech Financial Group, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Captech Acquisition Corp, a wholly-owned subsidiary of the Company ("Merger Sub"), and Boo Koo Beverages, Inc. ("Boo Koo"), which is included as Exhibit 2.1 to this Current Report on Form 8-K. Pursuant to the terms of the Merger Agreement, upon satisfaction or waiver of the conditions contained therein, Boo Koo will be merged with and into Merger Sub (the "Merger"). As a result, the Company will acquire 100% of the issued and outstanding common stock of Boo Koo, and the holders of Boo Koo common stock will receive shares of common stock of the Company which, upon their issuance, would be equal to 98.77% of the issued and outstanding shares of common stock of the Company. In addition, in connection with the Merger, options and warrants to purchase shares of common stock of Boo Koo outstanding prior to the Merger will be converted into options and warrants to purchase shares of common stock of the Company on the same terms and conditions applicable to such options and warrants prior to the Merger.

In connection with the Merger, the Company has agreed to effect, immediately prior to the Merger, a 1-for-5 reverse stock split of the Company's common stock (the "Reverse Stock Split"). Immediately following the Merger, the Company expects to have approximately 25,000,000 shares outstanding, of which approximately 305,777 shares will be held by the Company's current shareholders, including John Raby, and approximately 24,694,223 shares will be held by Boo Koo's current shareholders.

In addition to the Merger Agreement, the Company, Boo Koo and Mr. Raby, the owner of approximately 84% of the Company's outstanding common stock, entered into a Stock Purchase Agreement dated as of June 21, 2007 (the "Stock Purchase Agreement"), under which Boo Koo will acquire all of the shares of the Company's common stock owned by Mr. Raby (less a number of shares of the Company's common stock, post merger and reverse split, such that Mr. Raby will own one percent (1%) of the Company's common stock following the transactions). In addition, Mr. Raby has agreed to cancel all outstanding amounts owed to him by the Company. The purchase price to be paid by Boo Koo to Mr. Raby is $600,000. Under the Stock Purchase Agreement, Mr. Raby has made customary representations and warranties in the Stock Purchase Agreement about the shares and the Company, including among others, representations and warranties related to the Company's capitalization, compliance with laws, litigation, liabilities, financial statements, taxes and that the Company has no current operations.

In addition, under the agreements, the parties have made customary covenants, including among others, not to solicit, initiate, knowingly encourage or facilitate proposals relating to alternative acquisition proposals. Following the consummation of the Merger, it is anticipated that the current Board of Directors and management of the Company will resign and the current directors and management of Boo Koo will become the directors and management of the Company. In addition, the Company intends to change its name to Boo Koo Holdings, Inc. following the consummation of the transactions described herein.


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The agreements contain certain termination rights for the Company,  Mr. Raby and
Boo Koo if the transactions are not consummated by August 31, 2007. The parties expect to consummate the transactions under the Merger Agreement and the Stock Purchase Agreement in early July; however, no assurance can be given that the conditions to closing the transactions contemplated by the Stock Purchase Agreement and the Merger Agreement will be satisfied, or that the transactions contemplated by the Merger Agreement ultimately will be consummated.

The foregoing description of the Merger Agreement and the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement and the Stock Purchase Agreement, a copy of each of which is attached as Exhibit 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and incorporated herein by reference. The agreements have been included to provide investors and security holders with information regarding their terms. It is not intended to provide any other factual information about the Company or Boo Koo. The agreements contain representations and warranties that the parties to the agreement made to and solely for the benefit of each other. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances, since they were only made as of the date of the agreements. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in the Company's public disclosures.

About Boo Koo

Boo Koo develops, produces, markets and distributes alternative beverage category energy drinks under the Boo Koo(R) brand name. Boo Koo currently produces markets and distributes Boo Koo Energy, flavored energy drinks, and intends to introduce Boo Koo Wet Vitamins, its non- carbonated, lightly flavored vitamin-enhanced water product, during late 2007. Boo Koo currently sells and distributes its products in 43 states throughout the United States and parts of Canada through its network of regional bottlers and other direct store delivery distributors, including independent Coca-Cola, Pepsi, Cadbury Schweppes, beer and other wholesale distributors.


                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01 Change in Control of Registrant

Upon the closing of the transactions described under Item 1.01 of this report, a change in control of the Company will occur.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of
Principal Officers

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The Company  intends to appoint new  officers  and  directors as a result of the transaction described in Item 1.02 of this current report.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (d)

         Exhibits

         2.1 Agreement and Plan of Merger among Captech Financial Group, Inc., Captech Acquisition Corp., and Boo Koo Beverages, Inc. Dated as of June 21, 2007.

         2.2 Stock Purchase Agreement among Captech Financial Group, Inc., John Raby, and Boo Koo Beverages, Inc. dated as of June 21, 2007.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 21, 2007                         CAPTECH FINANCIAL GROUP, INC.



                                             By:  Wesley F. Whiting
                                                  ------------------------------
                                                  Wesley F. Whiting, CEO